UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31/2016

Date of reporting period:	12/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2016

Annual Report
to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA

Contents

3 Letter to the Shareholders

8 Outlook Interview with the Portfolio Manager

10 Performance Summary

11 Schedule of Investments

17 Statement of Assets and Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

21 Notes to Financial Statements

30 Report of Independent Registered Public Accounting Firm

31 Tax Information

31 Shares Repurchased and Issued

32 Voluntary Cash Purchase Program and Dividend Reinvestment Plan

36 Approval of Continuance of Investment Advisory Agreement

42 Directors and Officers of the Fund

46 Additional Information

The Fund seeks long-term capital appreciation primarily through investment in European equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in countries that are members of the European Union, thereby increasing its vulnerability to developments in that region. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. Potential developments in Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom voted that the United Kingdom should leave the European Union. Significant uncertainty exists regarding the timing and terms of the United Kingdom's anticipated withdrawal from the European Union and the effects such withdrawal may have on the United Kingdom, other European countries and the global economy.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the year 2016, European stock markets had another positive year in local currency terms. In euro terms, the MSCI Europe Index had a total return of +3.1% and the German DAX +6.9%.1 The euro depreciated against the USD by 3.1%.

During the 12-month period ended December 31, 2016, the European Equity Fund, Inc.’s total return in U.S. dollars (USD) was –1.52% based on net asset value and –3.31% based on market price. During the same period, the total return of the Fund’s benchmark, the MSCI Europe Index, was –0.40%.2

Equity markets experienced unusual volatility in the first quarter caused by credit-related fears: The continued drop in oil prices produced additional stress for the U.S. high-yield bond market given the largely debt-financed U.S. shale gas boom; at the same time, persistently weak economic data from China brought fears of a large expansion of bad debt. In contrast, European leading indicators such as indices tracking manufacturing activity levels, stayed in expansionary territory. The resulting market rebound was driven by a lack of corporate earnings disappointment and dovish global central bank policies. The European Central Bank (ECB) raised its monthly asset buying program and, surprisingly, announced the buying of corporate bonds.

Economic leading indicators in Europe stayed in positive territory throughout the year. High readings of the German Ifo Business Climate Index pointed to an expansionary economic phase.3 The remaining Eurozone PMIs entered the recovery phase.4 Consumer confidence was supported by low oil prices and rising wages. Eurozone GDP growth reached approximately +1.9% for the year, higher than initial consensus estimates of +1.5%.5

Diverging growth trends continued for European exporters between North America and China. The tightening U.S. labor market gave continued strength to the consumer, and, therefore, to imports. In China, however, the previously high growth rates slowed further, reducing demand for imports. Leading indicators disappointed and the yuan devalued further, causing capital flight. Importantly, a demand-driven rise in the oil price restored confidence in global economic growth.

Companies’ earnings reports were additional drivers of market moves. After weak reports in Q1, the lack of wider disappointments in subsequent quarters was enough to support equity prices. As the year progressed, positive surprises increasingly outnumbered negative ones. Since Q2, revenues, which were driven by decent demand, grew slightly, while margins improved. Again, corporations were able to generate high cash balances. Merger & acquisition activity, as well as buybacks and dividend increases, helped to support market valuations.

Political events did not deter these trends. The two major surprises were the U.K. referendum on European Union (EU) membership with its majority "out" vote and Donald Trump’s winning the U.S. presidential election. Despite dire predictions of the consequences of these outcomes, in both cases, equity markets actually turned positive. In the case of the U.S. election, Trump’s conciliatory post-election statement triggered a sharp bounce in equity markets. Investors focused on Trump’s plans to boost infrastructure spending, cut corporate taxes and roll back regulation. The mining, health care, banking and defense segments rallied. The final risk event of the year, the Italian reform referendum, was largely ignored by the markets, and an Italian banking crisis was averted by a combination of government support and equity increases.

The performances of equity sectors diverged greatly. The biggest losers of 2015, the materials and energy sectors, became the biggest gainers of 2016, with +26% and +25%, respectively. Industrials also did well, with +8%. There were two double-digit losers: health care at –12% and telecommunication services at –16%. The biggest surprise was the rotation away from stocks with quality and defensive growth characteristics to cyclical-value and interest-sensitive stocks such as banks, which started in August with the positive earnings season and accelerated with the U.S. elections.

Accordingly, the Fund’s portfolio, with its defensive strategy of focusing on quality criteria, experienced strong relative outperformance during the first half of the year, which was lost in the substantial rotation during the second half. Changes to the portfolio starting in Q3 and continuing into Q4, reducing defensive growth stocks while increasing cyclical value stocks, mitigated second half underperformance. Hence, the Fund was able to generate positive returns in the second half of the year and lower volatility returns during the whole year.

The aforementioned rotation led to reductions of the portfolio weight invested in health care and telecommunication stocks, both long duration sectors, versus a significant increase in industrials. In the latter, we added a diverse mix of companies each with its own catalysts for growth. Of the four new industrial stocks we added in the second half of the year, three have a more cyclical profile, while selling one with a more defensive profile. Earnings events were in sum positive for the portfolio holdings.

The Fund’s discount to net asset value averaged 11.9% for the year 2016.

Ten Largest Equity Holdings at December 31, 2016 (31.4% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC	Netherlands	3.3%
2. AXA SA	France	3.3%
3. Securitas AB	Sweden	3.2%
4. Allianz SE	Germany	3.2%
5. Merck KGaA	Germany	3.2%
6. SAP SE	Germany	3.2%
7. Lagardere SCA	France	3.1%
8. Heineken NV	Netherlands	3.0%
9. Daimler AG	Germany	3.0%
10. ING Groep NV	Netherlands	2.9%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund's Schedule of Investments, see page 11. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Economic Outlook

A year ago, we emphasized that achieving further gains for equities would become more challenging. Now, after a year of markets moving sideways, the foundation for European equities seems more solid.

Economic leading indicators for Europe stayed in positive territory, confirming the likelihood of a globally synchronized economic upturn. In comparison to other regions, Europe’s export driven economy offers higher leverage to global growth. From a bottom-up perspective, we can observe forecasts for earnings growth being revised positively. For the first time in six years, the Earnings Revisions Ratio moved above one.6

The wall of skepticism towards Europe was driven by years of anemic growth and continued political risks. The large valuation gap to the U.S. now adequately reflects the latter. Therefore, as earnings come through during 2017, we believe European equities should be well positioned to perform. Outflows out of Europe by global investors were high throughout 2016, but stopped towards year-end.

In contrast, investors do need to keep in mind a number of risks that could unfold this year. Important political events include the Dutch parliamentary elections in March, the French presidential elections in April and the German parliamentary elections in September. Both have the possibility of putting the EU breakup theme back on the agenda of capital markets. Nonetheless, hope for reforms should not be discarded outright. A risk that has turned into an opportunity for equity markets is the new U.S. administration. However, given the extent of the equity rally, the potential for disappointment rises. Experience shows that measures such as tax cuts and infrastructure spending can take much longer than markets have patience for. Perhaps the biggest risk for Europe comes from China, which, in terms of marginal European growth, is the single most important country. Given high financial leverage, rising defaults, capital flight and a potential trade war with the U.S., China could trigger a deflationary spiral.

On a stock level, the economic recovery phase, with its shift to riskier stocks, is likely to continue into the first half of 2017. Later in the year, we would then need to see if any of the above-mentioned risks actually materialize. In the meantime, the outlook for earnings growth in Europe is encouraging.

Mr. Joachim Wagner retired as a Director of the Fund, effective January 13, 2017. The Board thanks Mr. Wagner for his service to the Fund.

Sincerely,

Christian Strenger Chairman	Gerd Kirsten Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The DAX tracks the performance of the 30 major German companies trading on the Frankfurt Stock Exchange.

2 The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates.

3 The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

4 The Eurozone PMI Index tracks business trends across both the manufacturing and service sectors in the Euro area, based on data collected from a representative panel of over 5,000 companies (60 percent from the manufacturing sector and 40 percent from the services sector). The index tracks variables such as sales, new orders, employment, inventories and prices.

5 The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

6 The Earnings Revision Ratio measures the number of stocks for which the consensus earnings per share estimate has risen, versus the number for which it has fallen.

Outlook Interview with the
Portfolio Manager (Unaudited)

Portfolio Manager

Gerd Kirsten

Question: You mention cyclical value stocks as beneficiaries of the current market rotation. Can you specify how you respond to this trend?

Answer: For a number of years now, riskier cyclical stocks have been punished by investors given the close-to-zero growth environment in Europe. A final wave of selling materialized after the Brexit vote, when a European recession became a likely scenario. However, the factor indicators we follow showed us that quality stocks were starting to lose momentum. We started reducing some high-quality positions such as Lonza Group Ltd. (pharma ingredients), Essilor International (eyewear lenses) and Novo Nordisk (diabetes drugs). On the other side, we increased some of our existing cyclically geared companies that also offered good value, such as Daimler (cars and trucks) and SKF AB (ball bearings).

Then, in Q4, we added another cyclical value stock with Lanxess (performance chemicals) and two new industrial stocks that stand to benefit from an expansion of U.S. growth, BAE Systems (defense) and Ashtead Group plc (construction equipment rental).

Question: Why do you categorize consumer staples and health care stocks as "long duration"?1

Answer: Many of the companies’ business models in these sectors deliver stable and predictable cash flows and their stocks offer stable dividend payouts. Due to these characteristics, their valuations grew ever higher as interest rates moved ever lower. The correlation of their stock returns with bonds increased. As soon as the market adopted the reflation theme with potentially rising interest rates, these stocks started underperforming. Traditionally, only telecommunications, utility and real estate stocks were considered bond-like. Having stated this, we do not approach this from a top-down perspective, but rather differentiate between each stock with our bottom-up analysis.

Question: Would you give up your defensive quality bias, if reflation becomes a sustainable theme?2

Answer: First of all, from a top-down point of view, we still live in a largely overleveraged world. Rising rates could mean rising defaults, in which case a quality bias would be very helpful. The strength of our investment strategy — which we call "Stability" is its adaptive nature, i.e., we screen with differing factors according to the phase of the economic cycle. Therefore, in the slowdown and recession phases, our quality bias is high; in the recovery and boom phases it is lower, but at a minimum at the level of our benchmark, the MSCI Europe Index. This makes it more difficult to outperform in bull markets, as, for example, deep cyclicals such as mining or steel have difficulty passing our tough selection criteria. Given this approach, we have largely outperformed in weak markets. In sum, the reduction in volatility has the potential to pay well over the complete cycle.

1 Consumer staples is a sector of the economy selling essential products.

2 Reflation is a fiscal or monetary policy, designed to expand a country's output and curb the effects of deflation or the reduction in the general level of prices in an economy. Reflation policies can include reducing taxes, changing the money supply and lowering interest rates.

Performance Summary December 31, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for The European Equity Fund, Inc.'s (the "Fund") most recent performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 12/31/16
	1-Year	5-Year	10-Year
Net Asset Value(a)	(1.52)%	7.17%	(0.99)%
Market Price(a)	(3.31)%	7.17%	(1.66)%
MSCI Europe Index(b)	(0.40)%	6.25%	0.36%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the year ended December 31, 2016 was 1.54%.

b The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

The Fund's benchmark was changed as of July 1, 2014 from the MSCI EMU Index to the MSCI Europe Index as a result of the Fund changing its investment policy.

Net Asset Value and Market Price
	As of 12/31/16	As of 12/31/15
Net Asset Value	$ 8.76	$ 8.98
Market Price	$ 7.72	$ 8.06

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Per Share
Twelve Months as of 12/31/16: Income	$ .08
Capital Gains	$ —

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments as of December 31, 2016

	Shares	Value ($)

Common Stocks 98.0%
Germany 19.4%
Aerospace & Defense 2.6%
MTU Aero Engines AG	16,000	1,852,546
Automobiles 3.0%
Daimler AG (Registered)	29,000	2,162,653
Capital Markets 1.0%
Deutsche Boerse AG	8,600	693,030
Chemicals 1.0%
LANXESS AG	11,400	749,528
Construction & Engineering 2.2%
HOCHTIEF AG	12,000	1,683,615
Insurance 3.2%
Allianz SE (Registered)	14,000	2,317,791
Pharmaceuticals 3.2%
Merck KGaA	22,000	2,300,181
Software 3.2%
SAP SE	26,000	2,270,402
Total Germany (Cost $12,488,007)		14,029,746

Netherlands 14.4%
Banks 2.9%
ING Groep NV	150,000	2,114,799
Beverages 3.0%
Heineken NV	29,000	2,179,167
Oil, Gas & Consumable Fuels 3.3%
Royal Dutch Shell PLC "B"	82,000	2,384,475
Semiconductors & Semiconductor Equipment 2.8%
ASML Holding NV	18,000	2,024,323
Specialty Retail 2.4%
GrandVision NV 144A	76,000	1,675,369
Total Netherlands (Cost $10,267,053)		10,378,133

France 14.3%
Commercial Services & Supplies 2.2%
Edenred	80,000	1,588,921
Construction & Engineering 1.9%
Vinci SA	20,000	1,364,523
Energy Equipment & Services 2.7%
Technip SA	28,000	2,002,158
Health Care Equipment & Supplies 1.1%
Essilor International SA	7,000	792,404
Insurance 3.3%
AXA SA	93,000	2,352,173
Media 3.1%
Lagardere SCA	80,000	2,226,682
Total France (Cost $9,221,101)		10,326,861

Switzerland 13.0%
Biotechnology 2.1%
Actelion Ltd. (Registered)*	7,000	1,518,595
Building Products 2.2%
Geberit AG (Registered)	4,000	1,606,454
Capital Markets 1.9%
Partners Group Holding AG	2,841	1,333,990
Chemicals 2.8%
Syngenta AG*	5,025	1,994,624
Life Sciences Tools & Services 1.2%
Lonza Group AG (Registered)*	5,000	867,277
Specialty Retail 2.8%
Dufry AG (Registered)*	16,000	1,999,213
Total Switzerland (Cost $7,859,783)		9,320,153

United Kingdom 11.7%
Aerospace & Defense 1.9%
BAE Systems PLC	188,000	1,373,678
Household Products 2.7%
Reckitt Benckiser Group PLC	23,000	1,956,443
Media 2.6%
WPP PLC	84,000	1,884,376
Trading Companies & Distributors 2.1%
Ashtead Group PLC	78,000	1,522,384
Wireless Telecommunication Services 2.4%
Vodafone Group PLC	700,000	1,728,123
Total United Kingdom (Cost $8,876,544)		8,465,004

Sweden 8.1%
Commercial Services & Supplies 3.2%
Securitas AB "B"	147,000	2,318,576
Household Products 2.6%
Svenska Cellulosa AB SCA "B"	65,000	1,839,535
Machinery 2.3%
SKF AB "B"	89,245	1,645,178
Total Sweden (Cost $5,323,693)		5,803,289

Denmark 6.5%
Chemicals 1.2%
Chr Hansen Holding A/S	16,000	887,414
Marine 2.7%
AP Moller — Maersk A/S "B"	1,200	1,917,890
Pharmaceuticals 1.0%
Novo Nordisk A/S "B"	19,241	694,984
Textiles, Apparel & Luxury Goods 1.6%
Pandora A/S	8,900	1,166,220
Total Denmark (Cost $4,858,536)		4,666,508

Ireland 3.9%
Airlines 1.5%
Ryanair Holdings PLC*	71,000	1,088,603
Food Products 2.4%
Kerry Group PLC "A"	24,000	1,712,592
Total Ireland (Cost $3,043,390)		2,801,195

Spain 3.9%
Construction & Engineering 2.5%
Ferrovial SA	100,000	1,792,123
Electric Utilites 1.4%
Red Electrica Corp SA	52,000	982,899
Total Spain (Cost $2,988,000)		2,775,022

Belgium 2.8%
Banks 2.8%
KBC Groep NV (Cost $1,908,100)	33,000	2,047,196
Total Common Stocks (Cost $66,834,207)		70,613,107

	Contracts	Value ($)

Put Options Purchased 0.1% Exchange-Traded Index Options Contracts
EURO STOXX50 Index, Expiration Date 6/16/2017, Strike Price 3,000.00 (Cost $74,068)	70	74,553

	Shares	Value ($)

Cash Equivalents 2.3%
Deutsche Central Cash Management Government Fund, 0.50% (Cost $1,632,381) (a)	1,632,381	1,632,381

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $68,540,656)**	100.4	72,320,041
Other Assets and Liabilities, Net	(0.4)	(264,357)
Net Assets	100.0	72,055,684

* Non-income producing security.

** The cost for federal income tax purposes was $68,801,451. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $3,518,590. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,091,046 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,572,456.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)
Germany	$ 14,029,746	$ —	$ —	$ 14,029,746
Netherlands	10,378,133	—	—	10,378,133
France	10,326,861	—	—	10,326,861
Switzerland	9,320,153	—	—	9,320,153
United Kingdom	8,465,004	—	—	8,465,004
Sweden	5,803,289	—	—	5,803,289
Denmark	4,666,508	—	—	4,666,508
Ireland	2,801,195	—	—	2,801,195
Spain	2,775,022	—	—	2,775,022
Belgium	2,047,196	—	—	2,047,196
Short-Term Instruments (b)	1,632,381	—	—	1,632,381
Derivatives (c)
Purchased Options	74,553	—	—	74,553
Total	$ 72,320,041	$ —	$ —	$ 72,320,041

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(b) See Schedule of Investments for additional detailed categorizations.

(c) Derivatives include value of options purchased.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments in non-affiliated securities, at value (cost $66,908,275)	$ 70,687,660
Investment in Deutsche Central Cash Management Government Fund (cost $1,632,381)	1,632,381
Total investments, at value (cost $68,540,656)	72,320,041
Foreign currency, at value (cost $407,745)	407,475
Dividends receivable	34,988
Foreign taxes recoverable	165,469
Interest receivable	244
Other assets	16,100
Total assets	72,944,317
Liabilities
Distributions payable	451,662
Payable for Fund shares repurchased	144,785
Payable for investments purchased	74,870
Investment advisory fee payable	48,483
Payable for Directors' fees and expenses	16,714
Administration fee payable	12,603
Accrued expenses and other liabilities	139,516
Total liabilities	888,633
Net assets	$ 72,055,684
Net Assets Consist of
Undistributed net investment income	397,211
Accumulated net realized loss on investments and foreign currency	(26,250,197)
Net unrealized appreciation (depreciation) on: Investments	3,779,385
Foreign currency	(17,296)
Paid-in capital	94,146,581
Net assets	$ 72,055,684
Net Asset Value
Net assets value per share ($72,055,684 ÷ 8,223,000 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$ 8.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $222,394)	$ 2,022,567
Income distributions — Deutsche Central Cash Management Government Fund	4,059
Securities lending income, net of borrower rebates	10,783
Total investment income	2,037,409
Expenses: Investment advisory fee	570,648
Administration fee	148,756
Custody and accounting fee	63,637
Services to shareholders	18,387
Reports to shareholders and shareholder meeting expenses	58,139
Directors' fees and expenses	66,953
Legal fees	80,418
Audit and tax fees	79,862
NYSE listing fee	21,250
Insurance	15,801
Miscellaneous	17,855
Net expenses	1,141,706
Net investment income	895,703
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,161,704)
Foreign currency	(47,425)
Net realized gain (loss)	(4,209,129)
Change in net unrealized appreciation (depreciation) on: Investments	1,635,389
Foreign currency	(6,547)
Change in net unrealized appreciation (depreciation)	1,628,842
Net gain (loss)	(2,580,287)
Net increase (decrease) in net assets resulting from operations	$ (1,684,584)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 895,703	$ 812,641
Net realized gain (loss)	(4,209,129)	(1,668,614)
Change in net unrealized appreciation (depreciation)	1,628,842	(609,877)
Net increase (decrease) in net assets resulting from operations	(1,684,584)	(1,465,850)
Distributions to shareholders from: Net investment income	(624,500)	(1,467,412)
Capital share transactions: Net proceeds from reinvestment of dividends	—	272,212
Shares accepted for tender	—	(4,351,740)
Shares repurchased	(3,169,561)	(1,102,656)
Net increase (decrease) in net assets from capital share transactions	(3,169,561)	(5,182,184)
Total increase (decrease) in net assets	(5,478,645)	(8,115,446)
Net assets at beginning of period	77,534,329	85,649,775
Net assets at end of period (including undistributed net investment income of $397,211 and $163,016, as of December 31, 2016 and December 31, 2015, respectively)	$ 72,055,684	$ 77,534,329
Other Information
Shares outstanding at beginning of period	8,631,200	9,190,586
Shares issued for dividend reinvestment	—	31,616
Shares accepted for tender	—	(459,529)
Shares repurchased	(408,200)	(131,473)
Shares outstanding at end of period	8,223,000	8,631,200

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 8.98	$ 9.32	$ 9.79	$ 7.83	$ 6.74
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.09	.09	.10	.12
Net realized and unrealized gain (loss) on investments and foreign currency	(.30)	(.28)	(.50)	1.84	1.23
Total from investment operations	(.19)	(.19)	(.41)	1.94	1.35
Less distributions from: Net investment income	(.08)	(.17)	(.11)	—	(.29)
Accretion resulting from tender offer	—	.01	—	—	.01
Dilution in net asset value from dividend reinvestment	—	(.00)*	(.00)*	(.01)	(.00)*
Increase resulting from share repurchases	.05	.01	.05	.03	.02
Net asset value, end of period	$ 8.76	$ 8.98	$ 9.32	$ 9.79	$ 7.83
Market value, end of period	$ 7.72	$ 8.06	$ 8.23	$ 8.94	$ 7.03
Total Investment Return for the Period[b]
Based upon market value (%)	(3.31)	(.03)	(6.83)	27.17	23.44
Based upon net asset value (%)	(1.52)	(1.65)	(3.65)	25.03	21.17
Ratios to Average Net Assets
Total expenses (%)	1.54	1.60	1.59	1.61	1.79
Net investment income (%)	1.21	.98	.95	1.14	1.59
Portfolio turnover (%)	64	93	107	77	87
Net assets at end of period ($ thousands)	72,056	77,534	85,650	94,468	77,511

[a] Based on average shares outstanding during the period.

[b] Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Amount is less than $.005 per share.

Notes to Financial Statements

A. Accounting Policies

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at the close of regular trading on Deutsche Börse XETRA, normally 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at December 31, 2016.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At December 31, 2016, the exchange rate was EUR €1.00 to USD $1.05.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $19,102,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $6,887,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($4,482,000) and long-term losses ($2,405,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

At December 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 397,211
Capital loss carryforwards	$ (25,989,000)
Net unrealized appreciation (depreciation)	$ 3,518,590

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 624,500	$ 1,467,412

* For tax purposes, short-term capital gain is considered ordinary income.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2016, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of December 31, 2016 is included in the Fund's Schedule of Investments. There were no open written option contracts as of December 31, 2016. For the year ended December 31, 2016, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $75,000.

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Purchased Options
Equity Contracts (a)	$ 74,553
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Investment in securities, at value (includes purchased options).

Additionally, the amount of unrealized appreciation and depreciation on derivative instruments recognized in Fund earnings during the year ended December 31, 2016, and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (a)	$ 485
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the year ended December 31, 2016, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual rate of 0.77% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

Deutsche AM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DSC aggregated $11,000, of which $1,000 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,643, of which $6,517 is unpaid.

Deutsche Bank AG, the German parent of DIMA and Deutsche AM International GmbH, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the year ended December 31, 2016, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or Deutsche AM International GmbH.

The Fund pays each Director who is not an "interested person" of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Deutsche Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay DIMA an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $46,591,042 and $49,485,385, respectively.

E. Capital

During the year ended December 31, 2016 and the year ended December 31, 2015, the Fund purchased 408,200 and 131,473 of its shares of common stock on the open market at a total cost of $3,169,561 and $1,102,656 ($7.76 and $8.39 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 11.80% and 10.37%, respectively.

During the the year ended December 31, 2015, the Fund accepted 459,529 tendered shares of common stock on the open market at a total cost of $4,351,740 at a repurchase price of $9.47 per share, which was equal to 98% of the NAV per share on February 23, 2015.

During the year ended December 31, 2015, the Fund issued for dividend reinvestment 31,616 shares. The average discount of these issued shares comparing the issue price to the NAV at the time of issuance was 9.94%.

F. Share Repurchases and Tender Offers

On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 950,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 260,755 shares between August 1, 2014 and July 31, 2015. On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 874,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 248,011 shares between August 1, 2015 and July 31, 2016. On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 847,000 shares during the period August 1, 2016 through July 31, 2017. The Fund repurchased 239,200 shares between August 1, 2016 and December 31, 2016.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

On July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund would initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for up to 5% of the Fund's shares outstanding at 98% of the Fund's NAV per share. The terms of the Discount Management Program required the Fund to conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during a 15-week measurement period determined by the Board of Directors. During the measurement period that commenced on September 2, 2014 and expired on December 12, 2014, the Fund's shares traded at an average discount to NAV of 10.93%. Therefore, the Fund conducted a tender offer which commenced on January 22, 2015 and expired on February 20, 2015. The Fund accepted 459,529 shares (which represent 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on February 23, 2015. Approximately 4,372,566 shares of common stock, or approximately 47.58% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 10.51% of the tendered shares were accepted for payment. The shares accepted for payment received cash as a repurchase price of $9.47 per share, which was equal to 98% of the NAV per share on February 23, 2015.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2016, there were three shareholders that held approximately 17%, 7% and 6%, respectively, of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The European Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The European Equity Fund, Inc. (the "Fund") as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts February 22, 2017	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $2,443,000, or the maximum allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $156,676 and earned $837,192 of foreign source income year during the year ended December 31, 2016. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01905 per share as foreign taxes paid and $0.10181 per share as income earned from foreign sources for the year ended December 31, 2016.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2015 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2016. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

Shares Repurchased and Issued (Unaudited)

The Fund has been purchasing shares of its common stock in the open market and has also purchased shares pursuant to tender offers. Shares repurchased in the open market, shares issued for dividend reinvestment, and shares tendered and accepted for the past five years are as follows:

	Years Ended December 31,
	2016	2015	2014	2013	2012
Shares repurchased	408,200	131,473	495,067	319,635	328,667
Shares issued for dividend reinvestment	—	31,616	33,043	77,880	72,390
Shares tendered and accepted	—	459,529	—	—	529,026

Voluntary Cash Purchase Program and Dividend Reinvestment Plan (Unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Deutsche AM Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-349-4281). DST Systems, Inc. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

Approval of Continuance of Investment Advisory Agreement (Unaudited)

The Fund’s directors unanimously approved the continuance of the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("Deutsche AM International GmbH") (the "agreement") at a meeting held on October 21, 2016. The Fund’s directors simultaneously approved the continuance of the administration agreement (the "administration agreement") between the Fund and Deutsche Investment Management Americas Inc. ("DIMA"), an affiliate of Deutsche AM International GmbH.

In preparation for the meeting, the directors had requested, received and evaluated extensive materials from Deutsche AM International GmbH, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Broadridge Financial Solutions, Inc. ("Broadridge"). Prior to voting, the directors reviewed the proposed approval of the continuance of the agreement with management, an independent consultant with extensive experience in the fund industry, and experienced Fund counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance. The directors also discussed the proposed approval in private sessions with their independent consultant and counsel at which no representatives of Deutsche AM International GmbH or DIMA were present. In reaching their determination relating to approval of the agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund’s performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment advisory and other services rendered by Deutsche AM International GmbH;

3. payments received by Deutsche AM International GmbH and its affiliates (including DIMA) from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, Deutsche AM International GmbH and DIMA in providing services to the Fund;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. Deutsche AM International GmbH’s policies and practices regarding allocation of the Fund’s portfolio transactions, including the extent to which Deutsche AM International GmbH benefits from soft dollar arrangements;

8. the Fund’s portfolio turnover rates compared to those of other closed-end investment companies investing in international equities;

9. fall-out benefits which Deutsche AM International GmbH and its affiliates receive from their relationships with the Fund;

10. information concerning the programs established by Deutsche AM International GmbH with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of Deutsche AM International GmbH; the implications for Deutsche AM International GmbH and DIMA of recent developments relating to Deutsche Bank AG ("Deutsche Bank"), including its ongoing restructuring and workforce reductions, and its various material legal and regulatory enforcement exposures, and management’s representation that such restructuring, workforce reductions and regulatory exposures were not expected to have any adverse effect on the management or operations of the Fund or the quality of services provided by Deutsche AM International GmbH and DIMA to the Fund, or result in any material changes to the personnel at Deutsche AM International GmbH and DIMA providing services to the Fund; and Deutsche AM International GmbH’s strengthening of the investment resources supporting the Fund in 2009; and

12. the terms of the agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and Deutsche AM International GmbH to the Fund gained from their experience as directors of the New Germany Fund and the Central Europe, Russia and Turkey Fund and their confidence in Deutsche AM International GmbH’s integrity and competence gained from that experience and Deutsche AM International GmbH’s responsiveness to concerns raised by them in the past, including Deutsche AM International GmbH’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and Deutsche AM International GmbH, as provided in the agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by Deutsche AM International GmbH to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the agreement (including their determinations that Deutsche AM International GmbH should continue in its role as investment advisor for the Fund, and that the fees payable to Deutsche AM International GmbH pursuant to the agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by Deutsche AM International GmbH. The directors noted that, under the agreement, Deutsche AM International GmbH, in accordance with the Fund’s investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. Deutsche AM International GmbH pays all of the compensation of the Fund’s directors and officers who are interested persons of Deutsche AM International GmbH.

The directors considered the scope and quality of services provided by Deutsche AM International GmbH under the agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors also considered the commitment of Deutsche AM International GmbH to, and the programs established by it with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the investment research capabilities of Deutsche AM International GmbH and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors considered management’s representation that the various recent developments affecting Deutsche Bank were not expected to have any adverse effect on the management or operations of the Fund or the quality of services provided by Deutsche AM International GmbH and DIMA to the Fund, or result in any material changes to the personnel at Deutsche AM International GmbH and DIMA providing services to the Fund, and agreed that they would monitor the availability and dedication of resources to the Fund going forward. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreement.

Costs of Services Provided and Profitability to Deutsche AM International GmbH. At the request of the directors, Deutsche AM International GmbH provided information concerning: its revenues, expenses, net income and financial condition for 2015; and information about revenues and expenses and the profitability of its relationship with the Fund in 2015. Similar information was provided for DIMA. The directors reviewed the assumptions and methods of allocation used by Deutsche AM International GmbH and DIMA in preparing Fund specific profitability data. Deutsche AM International GmbH and DIMA stated their belief that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual clients served by organizations such as DIMA and Deutsche AM International GmbH where each of the clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on Deutsche AM International GmbH’s expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that Deutsche AM International GmbH may allocate brokerage to receive research generated by, or paid for by, executing brokers. They also noted that Deutsche AM International GmbH has policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds.

The directors recognized that Deutsche AM International GmbH should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that Deutsche AM International GmbH’s level of profitability from its relationships with the Fund was not excessive. The directors also considered the aggregate profitability of the relationships with the Fund of Deutsche AM International GmbH and DIMA and concluded that it was not excessive.

Investment Results. In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. As the Fund is not aware of any closed-end fund with an objective similar to that of the Fund, the directors generally focus on the Fund’s performance based on net asset value compared to its benchmark when assessing investment results. The directors also reviewed information showing the Fund’s performance compared to that of other investment vehicles compiled by management based on information provided by Broadridge and Morningstar. The directors also reviewed information showing performance of the Fund’s benchmark index, since July 1, 2014, the MSCI Europe Index (reflecting a broadening of the Fund’s investment objective approved by stockholders at the Fund’s 2014 annual meeting of stockholders); from November 1, 2005 through June 30, 2014, the MSCI EMU Index (reflecting the Fund’s change of investment focus from Germany to the European countries using the euro currency); and prior thereto the DAX Index of 30 large-cap German stocks.

The comparative information showed that the Fund outperformed its benchmark in the first nine months of 2016 and in 2015 and 2014 and underperformed it in 2013. The Fund matched the performance of the benchmark in 2012, outperformed the benchmark in 2011, 2010 and 2009, and underperformed the benchmark from 2004 through 2008. Taking into account these comparisons and the other factors considered, including Deutsche AM International GmbH’s strengthening of the investment resources supporting the Fund in 2009, the directors concluded that the Fund’s investment results since the changes implemented in 2009 were satisfactory.

Management and Investment Advisory Fees and Other Expenses. The directors considered the investment advisory fee rates payable by the Fund to Deutsche AM International GmbH under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds, and noted that there is no closed-end or open-end fund that has a similar investment strategy as the Fund. The directors also considered information provided by Deutsche AM International GmbH concerning the fee rates charged to other investment companies having somewhat similar mandates as the Fund, as well as the representation by Deutsche AM International GmbH that it does not manage any other institutional accounts that are similar to the Fund, and its review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The directors noted that the management fee paid by a U.S. open-end fund advised by Deutsche AM International GmbH was somewhat lower than the current effective combined advisory and administrative fee for the Fund, while non-U.S. open-end funds advised by Deutsche AM International GmbH pay management fees that, while not entirely comparable to the fees payable by the Fund to Deutsche AM International GmbH and DIMA, are substantially higher than the combined advisory and administration fee rate paid by the Fund.

The Fund’s management expense comparison group consisted of seven closed-end developed market funds (including the Fund) and 13 open-end European region funds (plus the Fund) selected by Broadridge. The directors reviewed information comparing the combined advisory and administrative fees payable under the agreement and the administration agreement for this purpose, noting that Deutsche AM International GmbH and DIMA are affiliated companies. The directors noted that the combined advisory and administrative fee rate paid by the Fund in 2015 of 0.960% was at approximately the median fee rate of the closed-end fund comparison group and above the median fee rate of the open-end comparison fund group. The directors noted that the Fund’s effective fee rate reflects the effect of breakpoints. The directors also considered the Fund’s total expense ratio in comparison to the fees and expenses of 59 closed-end international equity funds compiled by management based on Morningstar data. The directors also noted that the Fund’s expense ratio was above the median and the average and in the third quartile of the comparison group. Management explained that this was principally the result of the Fund’s relatively small asset base and reviewed steps that had been implemented as part of continuing efforts to reduce expenses. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale. The directors noted that the investment advisory fee schedule in the agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for Deutsche AM International GmbH to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by Deutsche AM International GmbH as assets increase, largely because economies of scale are realized (if at all) by Deutsche AM International GmbH across a variety of products and services, and not only in respect of a single fund. They also noted that the Fund’s assets have diminished in recent years. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the agreement were acceptable under the Fund’s circumstances.

Directors and Officers of the Fund

Directors
Name, Age, Term of Office and Length of Time Served*†	Principal Occupation(s) During the Past Five Years and Other Information	Other Directorships Held by Director
Dr. Wilhelm Bender, 72(1) Class I Since 2013	Senior Advisor of Advent International GmbH (private equity) (since 2009); of Hebert Smith Freehills Germany LLP (legal services) (since 2016); of IFM Investors (UK) (Australian infrastructure fund) (since 2016); and a member of Supervisory Boards of MTU AG (aircraft engines) (since 2008) and FrankfurtRheinMain GmbH (International Marketing of the Region) (since 2013). He is also an Independent Director/Member of the Board of Directors of the Joint Stock Company, "National Company" "Kazakhstan Temir Zholy" (logistic company) (since 2016). He is also a member of the Advisory Board of Deutsche Bank AG (since 1993) and holds a number of honorary positions including Honorary Professor of the Johann Wolfgang Goethe University in Frankfurt (since 2008). He is the former Chairman of the Executive Board (CEO) of Fraport AG, Germany (aviation industry) (1993–2009), former Chairman of the Supervisory Boards of Bombardier Transportation GmbH (railways) (2010–2015) and Eintracht Frankfurt Fussball AG (soccer club) (2010–2015), a former member of the Supervisory Board of Lufthansa Cargo AG (air freight) (2008–2015), and former Senior Advisor of Norton Rose Fulbright LLP (legal services) (2010–2016).	Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2013) and The New Germany Fund, Inc. (since 2013).
Detlef Bierbaum, 74(1) Class I Since 1986	Consultant (since 2010). Mr. Bierbaum serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm. He is a former member of the Supervisory Board of Deutsche Bank Österreich AG (private bank).	Director, The New Germany Fund, Inc. (since 2008).
Ambassador Richard R. Burt, 69(1) Class II Since 2000	Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002–2007); Chairman of the Board, Weirton Steel Corp. (1996–2004); Partner, McKinsey & Company (consulting firm) (1991–1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989–1991); U.S. Ambassador to the Federal Republic of Germany (1985–1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).	Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004). Director, UBS family of mutual funds (since 1995).
Walter C. Dostmann, 60(1) Class I Since 2015	Founder and principal, Dostmann & Partners LLC (international business advisory firm) (2000 to present); Director of 360 T Systems, Inc. (trading platform provider) (2013 to present). Formerly, Managing Director and Head of International Corporate Finance Division at Deutsche Bank Securities, Inc. (1990 to 1999); and Senior Vice President of Deutsche Bank AG, New York branch (1985 to 1990). Director and Chairman of North American Income Fund (since 1998) and CABEI Central American Fund (since 1999).	Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2015) and The New Germany Fund, Inc. (since 2015).
Richard Karl Goeltz, 74(1) Class III Since 2008	Retired. Formerly, Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996–2000) and previously served as chief financial officer of two other major multi-national corporations. He is also Trustee Emeritus of the American Academy in Berlin. Mr. Goeltz is an Honorary Fellow and member of the Court of Governors of the London School of Economics and Political Science.	Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1990). Formerly Director of Aviva plc (financial services), Federal Home Loan Mortgage Corporation (financial services), Delta Air Lines, Inc. (air transport) and The Warnaco Group Inc. (apparel).
Dr. Franz Wilhelm Hopp, 74(1) Class III Since 2008	Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Boards of WAVE AG (asset management), Sygnis AG (scientific research), and SchneiderGolling Bosserhoff VennögensInvest AG (wealth management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007–September 2009). Former member of the Board of ERGO Insurance Group (1995–2004).	Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1993).
Dr. Christopher Pleister, 68(1) Class II Since 2016	Director (nonexecutive) of Depfa Bank plc. (since 2015), Chairman of the Appeal Panel of the Single Resolution Board (Institution of the European Banking Union) since November 2016 (member since 2015). He is the former Chairman of FMSA (German financial market stabilization agency) (2011–2014) and board member (2009–2011), and former Chairman of the Supervisory Board of Deutsche Zentral-Genossenschaftsbank Frankfurt (2000–2008), former Chairman of BVR (federal association of German cooperative banks) (2000–2008) and Director of Deutsche Genossenschaftsbank (1990–1999).	Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2016) and The New Germany Fund, Inc. (since 2016).
Christian H. Strenger, 73(1)(2) Class III Since 1986	Member of Supervisory Board (since 1999) and formerly Managing Director (1991–1999) of Deutsche Asset Management Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.	Director and Chairman, The Central Europe, Russia and Turkey Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 1990).

* The address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.

† The term of office for Directors in Class I expires at the 2018 Annual Meeting, Class II expires at the 2019 Annual Meeting and Class III expires at the 2017 Annual Meeting.

(1) Indicates that the Director also serves as a Director of The Central Europe, Russia and Turkey Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset Management International GmbH acts as Investment Adviser.

(2) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), an indirect wholly owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

Officers*
Name, Age, Position with the Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years
Brian E. Binder, 44(1) President and Chief Executive Officer, since December 6, 2013	Managing Director(2) and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President. DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012).
Paul H. Schubert, 53(4) Chief Financial Officer and Treasurer, since November 5, 2004	Managing Director,(2) Deutsche Asset Management; and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013).
Hepsen Uzcan, 42(4) Vice President, since April 29, 2016 Assistant Secretary, since July 22, 2013	Director,(2) Deutsche Asset Management (since 2014).
John Millette, 54(3) Secretary, since January 1, 2011(5)	Director,(2) Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, Deutsche AM Trust Company (since 2016).
Caroline Pearson, 54(3) Chief Legal Officer, since May 21, 2012	Managing Director,(2) Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company.
Scott D. Hogan, 46(3) Chief Compliance Officer, since May 20, 2016	Director,(2) Deutsche Asset Management (since 2013).
Wayne Salit, 49(4) Anti-Money Laundering Compliance Officer, since June 16, 2014	Director,(2) Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011).

Each also serves as an Officer of The Central Europe, Russia and Turkey Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator.

* As a result of their respective positions held with the Administrator, these individuals are considered "interested persons" of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.

(1) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(2) Executive title, not a board directorship.

(3) Address: One Beacon Street, Boston, Massachusetts 02108.

(4) Address: 60 Wall Street, New York, New York 10005.

(5) Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients.

Deutsche AM International GmbH is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and Deutsche AM International GmbH. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

Deutsche AM Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).

— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The European Equity Fund, Inc. is diversified and primarily focuses its investments in equity securities of issuers domiciled in countries that are members of the European Union, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Richard Karl Goeltz. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

the european equity fund, inc.
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$61,100	$0	$0	$5,395
2015	$66,100	$0	$0	$5,137

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to the Fund’s advisor, Deutsche AM International GmbH, or the administrator, Deutsche Investment Management Americas Inc. (“DIMA”), and any entity controlling, controlled by or under common control with Deutsche AM International GmbH or Deutsche Investment Management Americas Inc (“Control Affiliate”) that provides ongoing services to the Fund (collectively, the Advisor Entities”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser Entities	Tax Fees Billed to Adviser Entities	All Other Fees Billed to Adviser Enties
2016	$0	$0	$0
2015	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$5,395	$0	$0	$5,395
2015	$5,137	$0	$0	$5,137

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the Advisor Entities with respect to operations and financial reporting of the Fund. The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized any member of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated September 30, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Asset Management International GmbH. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its September 30, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Richard Karl Goeltz (Chairman), Walter C. Dostmann, Richard R. Burt, and Dr. Christopher Pleister.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’S Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

[1]	For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.	POLICIES
3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3.2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
•	Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and
•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3	Availability of Proxy Voting Policy and Guidelines and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5, below), if so required by relevant law.

4.	PROCEDURES

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures
4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies3, the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The Conflicts of Interest Management Sub-Committee within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETFs”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – AWM, GTB & CB&S;
•	Code of Ethics – AWM; and
•	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

•	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

−	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
−	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.
−	Analyst worksheets created for stock option plan and share increase analyses; and
−	Proxy Edge print-screen of actual vote election.

•	AM will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•	With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
−	The name of the issuer of the portfolio security;
−	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
−	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
−	The shareholder meeting date;
−	A brief identification of the matter voted on;
−	Whether the matter was proposed by the issuer or by a security holder;
−	Whether the company cast its vote on the matter;
−	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
−	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’S Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February 2016

[GRAPHIC OMITTED]

Table of Contents

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Classified Boards of Directors
	C.	Board and Committee Independence
	D.	Liability and Indemnification of Directors
	E.	Qualification of Directors
	F.	Removal of Directors and Filling of Vacancies
	G.	Proposals to Fix the Size of the Board
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)
	J.	Proposals to Establish Audit Committees (For FFT and US Securities)
II.		Capital Structure
	A.	Authorization of Additional Shares (For US Securities)
	B.	Authorization of “Blank Check” Preferred Stock (For US Securities)
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance (For US Securities)
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting (For US Securities)
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
IV.		Compensation
	A.	Establishment of a Remuneration Committee (For US Securities)
	B.	Executive Director Stock Option Plans
	C.	Employee Stock Option/Purchase Plans
	D.	Golden Parachutes
	E.	Proposals to Limit Benefits or Executive Compensation
	F.	Option Expensing
	G.	Management Board Election and Motion (For FFT Securities)
	H.	Remuneration (Variable Pay) (For FFT Securities)
	I.	Long-Term Incentive Plans (For FFT Securities)
	J.	Shareholder Proposals Concerning “Pay For Superior Performance”
	K.	Executive Compensation Advisory
	L.	Advisory Votes on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social & Governance Issues
	A.	Principles for Responsible Investment
	B.	ESG Issues
	C.	Labor & Human Rights
	D.	Diversity & Equality
	E.	Health & Safety
	F.	Government/Military
	G.	Tobacco
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
	K.	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines.

Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits / Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm, currently Institutional Shareholder Services (“ISS”) subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or by-laws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management Board Election and Motion

AM policy is to vote “against”:

•	The election of Board members with positions on either Remuneration or Audit Committees;
•	The election of Supervisory Board members with too many Supervisory Board mandates; and
•	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of Management Boards that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	Directly align the interests of members of Management Boards with those of shareholders;
•	Establish challenging performance criteria to reward only above average performance;
•	Measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and
•	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policy and Guidelines.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

1.	There is a significant misalignment between CEO pay and company performance;
2.	The company maintains significant problematic pay practices; and/or
3.	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
2.	Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;
2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social and Governance Issues

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on Social and Sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government/Military
1.	AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco
1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management, and not to shareholder mandate.

VIII.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gerd Kirsten, CFA, Managing Director and Portfolio Manager of the Fund

•	Began managing the Fund in 2009.
•	Senior Portfolio Manager - European Equities: Frankfurt.
•	Joined Deutsche Asset Management in 2009.
•	Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Compensation of Portfolio Managers

The Advisor and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:

•	Fixed Pay (FP) is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. Deutsche Asset Management) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the “Bank”) and Deutsche Asset Management, the Bank’s asset management division. VC aims to:
•	Recognize that every employee contributes to the Bank’s success through the Deutsche Bank Group component of VC (Group Component),
•	Reflect individual performance through discretionary individual VC (Individual Component), and
•	Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

Employee seniority as well as divisional and regional specifics determines which VC elements are applicable for a given employee and the conditions under which they apply.  Both Group and Individual Components may be awarded in Bank shares or other share-based instruments and under deferral arrangements.

In general, each of the Advisor and its advisory affiliates seek to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type.  The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Funds advised by Deutsche Asset Management International GmbH as a group (the “Family of Funds”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All in the Family of Funds Shares Owned
Gerd Kirsten	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with Deutsche AM International GmbH, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gerd Kirsten	1	$62,587,736	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gerd Kirsten	1	$11,245,257	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gerd Kirsten	5	$1,166,606,498	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	16,000	$ 7.50	16,000	778,989
February 1 through February 28	18,400	$ 7.39	18,400	760,589
March 1 through March 31	38,665	$ 7.75	38,665	721,924
April 1 through April 30	32,135	$ 7.98	32,135	689,789
May 1 through May 31	21,300	$ 8.03	21,300	668,489
June 1 through June 30	22,500	$ 7.84	22,500	645,989
July 1 through July 31	20,000	$ 7.84	20,000	625,989
August 1 through August 31	49,545	$ 7.96	49,545	797,455
September 1 through September 30	46,155	$ 7.89	46,155	751,300
October 1 through October 31	49,500	$ 7.79	49,500	701,800
November 1 through November 30	29,100	$ 7.50	29,100	672,700
December 1 through December 31	64,900	$ 7.56	64,900	607,800

Total	408,200	$ 7.76	408,200

On July 27, 2015, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 874,000 shares during the period from August 1, 2015 through July 31, 2016. Under this plan, the Fund repurchased 248,011 shares in open market transactions from August 1, 2015 to July 31, 2016.

On July 25, 2016, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 847,000 shares during the period from August 1, 2016 through July 31, 2017. Under this plan, the Fund repurchased 239,200 shares in open market transactions from August 1, 2016 to December 31, 2016.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	2/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	2/14/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	2/14/2017